UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

PROGAMING PLATFORMS CORP.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-168527
(Commission File Number)

98-0663823
(IRS Employer Identification No.)

60 Mazeh Street, Apartment 12,
Tel Aviv, Israel 65789
(Address of principal executive offices and Zip Code)

+ 972 (54) 2229702
(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant.

Dismissal and Replacement of Independent Registered Public Accountant

On May 4, 2011, the Board of Directors (the “Board”) of ProGaming Platforms Corp. (the “Company”) resolved to dismiss Weinberg & Baer LLC (“WB”) as the Company’s independent registered public accounting firm and replace WB with the accounting firm of Yarel + Partners, CPA’s.

WB’s audit reports of the Company’s financial statements for the year ended December 31, 2010 contained no adverse opinion or disclaimer of opinion, other than language expressing substantial doubt as to the Company’s ability to continue as a going concern, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

As such, in connection with the audit of these financial statements by WB, there were no disagreements between the Company and WB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to WB’s satisfaction, would have caused WB to make reference to the subject matter of the disagreement in connection with its reports on the financial statements.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K, as relied upon during the period of the audit reports, occurred during the fiscal year ended December 31, 2010 and the subsequent interm period preceding WB's dismissal.  During the two most recent fiscal years and any subsequent period preceding dismissal, there were no disagreements with WB, as described in Item 304(a)(1)(ii) of Regulation S-K.

The Company provided WB with a copy of this amended report and requested that WB furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the content of this report. Attached to this Report is a copy of the letter from WB provided pursuant to the requirements of Item 4.01.

During the most recent fiscal years ended December 31, 2009 and December 31, 2010, prior to the engagement of Yarel + Partners, CPA’s, the Company did not consult with Yarel + Partners, CPA’s with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements; and further, Yarel + Partners, CPA’s has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description of Exhibit.

16.1	Letter from Weinberg & Baer LLC to the United States Securities and Exchange Commission dated May 17 , 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGAMING PLATFORMS CORP.

Date: May 17 , 2011	By:	/s/ Doron Uziel
Name: Mr. Doron Uziel
Title: Chief Financial Officer (Principal Financial and Accounting Officer)